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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2003

                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                  000-31105                  13-3990223
    (State Or Other             (Commission                (IRS Employer
    Jurisdiction Of             File Number)             Identification No.)
     Incorporation)

     Three New York Plaza
     New York, New York                                     10004
     --------------------                                 ---------
   (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 981-0700




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Item 5.  Other Events and Regulation FD Disclosure.

     On March 12, 2003, Lexent Inc. disseminated a press release which is being filed with this Current Report on Form 8-K as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated March 12, 2003.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      LEXENT INC.

                                                      By:/s/ Kevin O'Kane
                                                         -----------------------
                                                         Kevin O'Kane
                                                         Chief Executive Officer

Date:    March 12, 2003